SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-SINTER METALS CLS A

          GABELLI FOUNDATION
                                 6/02/97           13,100-           37.0000
                                 5/16/97            3,100-           36.8000
                                 5/15/97            3,100            36.7500
          GIL II, LTD.
                                 6/02/97           10,000-           37.0000
          GABELLI INTERNATIONAL LTD
                                 6/02/97            5,000-           37.0000
          GABELLI FUNDS, INC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 6/02/97           35,200-           37.0000
               THE GABELLI ABC FUND
                                 6/02/97           47,400-           37.0000
          GAMCO INVESTORS, INC.
                                 6/02/97          162,200-           37.0000
                                 5/19/97            1,000            36.8750
          GABELLI ASSOCIATES LTD
                                 6/02/97           33,000-           37.0000
                                 5/22/97            3,400            36.8750
                                 5/21/97            1,600            36.3750
          GABELLI ASSOCIATES FUND
                                 6/02/97          219,800-           37.0000
                                 5/23/97            5,000            36.8750










          (1) THE TRANSACTIONS ON 06/02/97 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(a) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.




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